Exhibit 99.1

OneMedNet, An Expert and Leader in Clinical Imaging Innovation and Data Solutions, to Become Publicly Traded Via Combination with Data Knights Acquisition Corp.

~ Transaction values OneMedNet at pro forma enterprise value of $317 million ~

~ OneMedNet, embraces the promise of Regulatory Grade Real World Data, satisfying a crucial need within the Life Sciences~

~ OneMedNet CEO, Paul Casey will continue to lead the Newly Combined Company ~

~ Transaction provides OneMedNet the capital to accelerate growth initiatives in a $400 billion market ~

~ Business combination expected to close in the second half of 2022 ~

~ Joint investor call on April 25, 2022 at 9:00 am ET ~

Minneapolis, MN and London, UK – April 25, 2022 – OneMedNet Corporation, the leading curator of regulatory-grade Imaging Real Word Data (“RWD”) and Data Knights Acquisition Corp. (“Data Knights”) (Nasdaq: DKDCA, DKDCW), a special purpose acquisition company, today announced the signing of a definitive business combination agreement that will result in a newly combined company (the “Company”) named OneMedNet to be listed under the symbol ONMD. Upon the closing of the transaction, OneMedNet will continue to be led by its CEO, Mr. Paul Casey, a 40-year public company veteran with a proven track record driving value creation and expansion. The boards of directors of OneMedNet and Data Knights Acquisition Corp. have unanimously approved the transaction.

OneMedNet’s innovation solutions connect healthcare providers and patients, offering direct access to clinical images and associated contextual patient record. OneMedNet proved the commercial and regulatory viability of imaging RWD, a promising emerging market, and provides regulatory-grade image-centric RWD that exactly matches OneMedNet’s Life Science Partners’ Case Selection Protocol. With a growing federated network of 90+ healthcare providers, OneMedNet has the immediate ability to quickly search and extensively curate multi-layer data from a Federated group of healthcare facilities.

Paul Casey, CEO of OneMedNet, commented, “Today’s announcement is a tremendous milestone for OneMedNet. Since joining the board of OneMedNet in 2021, and most recently assuming the CEO role, my focus has been on readying the Company for its journey as a publicly traded entity. This merger is the next, necessary step in our incredible journey and through this transaction we will be further positioned to fuel our growth trajectory. OneMedNet is uniquely positioned within the clinical trial and clinical research industries, which together represent a $400 billion market. Our runway is limitless and this merger with Data Knights is just the beginning.”

Mr. Jeffrey Yu, Founder and Chairman of OneMedNet added, “With the merger contemplated in today’s announcement, OneMedNet will have the added resources to accelerate and expand our quest to speed diagnostics and therapeutics to market. As evident by the COVID-19 pandemic, diseases and viruses evolve and spread quickly, speed is essential in the industry we serve. By providing regulatory grade RWD meeting FDA and other worldwide regulatory requirements, we enable life sciences companies to bring safer, more effective cures, vaccines, medical devices and artificial intelligence to market faster at a lesser expense.”

Mr. Barry Anderson, Chairman and CEO of Data Knights Acquisition Corp., offered, “Upon the formation and initial listing of Data Knights Acquisition Corp., our team had been focused on finding the best tech, cloud and data industry partners, while evaluating numerous potential candidates. This partner was realized in OneMedNet, the leading curator and the only provider of regulatory grade imaging RWD on demand. We believe, OneMedNet’s unique positioning, extensive pipeline, and high barriers to entry are perfectly poised to benefit from this transaction and we look forward to assisting Paul and his team in their continued growth journey.”

OneMedNet Investment Highlights:

•	Founded in 2009 in Hawaii, OneMedNet is an expert in secure data interoperability, providing fast access to curated medical images
•	Proved the commercial and regulatory viability of imaging RWD
•	Covers the complete value chain in Imaging RWD, validated by an increasing federated network of providers
•	Federated network established over the course of the last decade and supported by multi-faceted data curation process
•	Unique and unprecedented ability to access data on demand, playing a critical role in the healthcare ecosystem
•	Proprietary technology applied to enable security, privacy, quality and scale
•	Established technology and partnerships to enabled AI & ML Federated Learning at the edge
•	High barriers to entry in an emerging market
•	The largest volume and geographic coverage of regulatory grade data
•	Increasing pipeline of deals and clear strategy for growth
•	Highly experienced leader and operator CEO, Paul Casey, will continue to lead the newly combined company

OneMedNet’s board will be comprised of seven directors, including Firdauz Edmin Mokhtar, Data Knights current CFO, and five directors appointed by OneMedNet. A least four of the directors will be independent, consistent with the applicable Nasdaq listing rules.

Transaction Summary

Under the terms of the proposed transaction, OneMedNet will combine with Data Knights Acquisition Corp. and will become a publicly traded entity under the name “OneMedNet.” The transaction reflects an implied pro-forma enterprise value at closing of approximately $317 million.

Assuming no redemptions by Data Knights’ existing public stockholders, aggregate consideration to OneMedNet equity holders will be approximately $317 million, consisting of up to $117 million of cash consideration and $200 million or more of rollover equity. The cash consideration will be funded by Data Knights’ cash in trust of approximately $117 million.

The combined company plans to retain up to $113 million of cash on its balance sheet following the transaction, which would provide financial flexibility and facilitate organic and inorganic growth opportunities.

At the closing of the business combination approximately 29% of the common stock of the combined company is expected to be held by public investors, with existing OneMedNet equity holders owning approximately 51%.

The transaction is expected to close during the second half of 2022, subject to the satisfaction of customary closing conditions.

Advisors

ARC Group Ltd. is acting as sole financial advisor and capital markets advisor to Data Knights Acquisition Corp. Rimon P.C. is acting as legal counsel to OneMedNet Corporation. Nelson Mullins LLP is acting as legal counsel to Data Knights Acquisition Corp.

Conference Call Information

Management of OneMedNet Corporation and Data Knights will host an investor call on April 25, 2022, at 9:00 am ET to discuss the proposed transaction.

For those who wish to participate, the domestic toll-free access number is 1-877-407-0792, or for international callers, 1-201-689-8263. A telephone replay will be available shortly after the call and can be accessed by dialing 1-844-512-2921, or for international callers, 1-412-317-6671.

A webcast of the call, can be access here.

In addition, Data Knights will file a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov.

About OneMedNet Corporation

Founded in 2009, OneMedNet provides innovative solutions that unlock the significant value contained within the clinical image archives of healthcare providers. Employing its proven OneMedNet iRWD™ solution, OneMedNet securely de-identifies, searches, and curates a data archive locally, bringing a wealth of internal and third-party research opportunities to providers. By leveraging this extensive federated provider network, together with industry leading technology and in-house clinical expertise, OneMedNet successfully meets the most rigorous RWD Life Science requirements.

About Data Knights Acquisition Corp.

Data Knights Acquisition Corp. is a blank check company formed for the purposes of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more tech or software businesses or entities.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Data Knights Acquisition Corp. and OneMedNet believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of OneMedNet. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Important Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to the stockholders of Data Knights Acquisition Corp. (“Data Knights”) for their consideration. Data Knights intends to file a preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") with the SEC to be distributed to the stockholders of Data Knights in connection with Data Knights solicitation for proxies for the vote by the stockholders of Data Knights connection with the proposed business combination and other matters as described in the Preliminary Proxy Statement. After the Preliminary Proxy Statement has been filed and cleared for dissemination by the SEC, Data Knights will mail a definitive proxy statement (the "Definitive Proxy Statement") and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Before making any voting decision, the stockholders of Data Knights and other interested persons are advised to read, once available, the Preliminary Proxy Statement and any amendments thereto and, once available, the Definitive Proxy Statement, along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and Data Knights' solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Data Knights, OneMedNet, and the proposed business combination. Stockholders will be able to obtain free copies of the Preliminary or Definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Data Knights, without charge, at the SEC's website located at www.sec.gov or by directing a request to Data Knights Acquisition Corp., Trident Court, 1 Oakcroft Road, Chessington Surrey, KT9 1BD United Kingdom.

Participants in the Solicitation

OneMedNet, Data Knights and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Data Knights’ shareholders in connection with the proposed transaction. You can find more information about Data Knights’ directors and executive officers in Data Knights’ final prospectus dated May 6, 2021 and filed with the SEC on May 10, 2021.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus filed with the SEC on Form F-4. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the real world medical data industry, including changes in U.S. and state laws, regulations and guidance related to OneMedNet’s products and services; (ii) OneMedNet’s growth prospects and OneMedNet’s market size; (iii) OneMedNet projected financial and operational performance including relative to its competitors; (iv) new product and service offerings OneMedNet may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Data Knights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Data Knights Acquisition Corp.; (viii) the effect of the announcement or pendency of the proposed business combination on Data Knights’ or OneMedNet’s business relationships, performance and business generally; (ix) the outcome of any legal proceedings that be instituted against Data Knights or OneMedNet related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of Data Knights on Nasdaq; (xi) the price of Data Knights’ securities, including volatility resulting from changes in the competitive and regulated industry in which OneMedNet operates, variations in performance across competitors, changes in laws and regulations affecting OneMedNet’s business and changes in the combined capital structure; (xii) the ability to implement business pans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding Data Knights’ or OneMedNet’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. he words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "outlook," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Data Knights Acquisition Corp.’s registration statement on Form S-1, any proxy statement relating to the transaction, which is expected to be filed by Data Knights Acquisition Corp with the SEC, other documents filed by Data Knights Acquisition Corp from time to time with SEC, and any risk factors made available to you in connection with Data Knights Acquisition Corp., OneMedNet, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of OneMedNet and Data Knights Acquisition Corp.) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

No Offer or Solicitation

This press release relates to a proposed business combination between OneMedNet and Data Knights Acquisition Corp and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of Data Knights Acquisition Corp. or OneMedNet, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Contacts

Investor Contact

Shannon Devine

MZ Group North America

203-741-8811

OMN@mzgroup.us